THE RBB FUND, INC.

Matson Money, Inc.

Matson Money U.S. Equity VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money Fixed Income VI Portfolio

Supplement dated October 3, 2016

to the Matson Money Prospectus and Statement of Additional Information (“SAI”) each dated December 31, 2015

Free Market U.S. Equity Fund

Free Market International Equity Fund

Free Market Fixed Income Fund

Supplement dated October 3, 2016

to the Free Market Prospectus and SAI each dated

December 31, 2015

1)         Effective October 3, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accountant, to the Funds. Accordingly, all references to BNY Mellon Investment Servicing (US) Inc. in the Prospectus and SAI should be replaced with U.S. Bancorp Fund Services, LLC (“USBFS”).

2)         Effective November 21, 2016, USBFS will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Funds, U.S. Bank, N.A., will replace The Bank of New York Mellon as the custodian of the Funds, and Quasar Distributors, LLC will replace Foreside Funds Distributors, LLC as the distributor of the Funds.  Accordingly, all references to BNY Mellon Investment Servicing (US) Inc., The Bank of New York Mellon and Foreside Funds Distributors, LLC in the Prospectus and SAI should be replaced with USBFS, U.S. Bank, N.A. and Quasar Distributors, LLC, respectively.

Please retain this supplement for your reference